UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2009

Resource Capital Corp.
(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 10th Floor New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 212-974-1708
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            (d)    On November 6, 2009, the Board of Directors (the “Board”) of Resource Capital Corp. (the “Company”) expanded the Board to eight members and elected Steven J. Kessler to fill the vacancy.  Mr. Kessler, who has served as the Company’s Senior Vice President - Finance since September 2005 and, before that, its Chief Financial Officer, Chief Accounting Officer and Treasurer, was named Chairman of the Board.  Edward E. Cohen, who has served as the Company’s Chairman of the Board since its inception, will continue to serve on the Board.  A copy of the Company's press release is attached as exhibit 99.1.

ITEM 9.01	Financial Statement and Exhibits.

    (d)     The exhibit furnished as part of this report is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Date: November 9, 2009	/s/ Michael S. Yecies Michael S. Yecies Senior Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description
EX 99.1	Press Release